ECHOAUTOMOTIVE

CORPORATE & INVESTOR OVERVIEW

December 2012

Presentation Notice & Forward-Looking Statements

Presentation Notice

Included in this overview, we will be showing, discussing and demonstrating different aspects of our technologies and strategic direction. This may include development efforts in various stages, including prototypes and concepts. Any and all features, capabilities, estimated costs, performance data as well as any strategic direction shown or discussed is subject to change at anytime without notice and is no way a commitment to any feature, capability or interface.

Forward-Looking Statements

This Corporate Presentation includes forward-looking information regarding Echo Automotive, Inc. and its subsidiaries that is intended to be covered by the safe harbor "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "will", "would", "should", "plans", "likely", "expects", "anticipates", "intends", "believes", "estimates", "thinks", "may", and similar expressions, are forward-looking statements. Statements that are not historical facts are also forward looking statements. Although the Company believes that its expectations are based on reasonable assumptions, there are risks, uncertainties and other factors that could cause actual results to be materially different from those in the forward-looking statements. These factors include, among other things: our limited operating history and inability to predict future operations with any certainty, the ability to timely complete development efforts in various stages, including prototypes and concepts, labor costs, regulatory approvals, prices of fuel, electricity and raw commodities, political environment, our ability to raise capital, cash flow estimates, financial valuation, future financial performance, planned capital expenditures, market conditions, uncertainties inherent in the transportation and fuel industries, unexpected future capital expenditures, and other normal business risks.

The foregoing factors do not constitute an exhaustive list of factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and should be read in conjunction with the other cautionary statements and risk factors included in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission and other cautionary statements described in our reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. The Company cautions readers not to place undue reliance on those statements.

The Corporate Presentation does not constitute an offer to sell or solicitation of an offer to buy securities of the Company. This is presented as a source of information and not an investment recommendation.

ECHODRIVE™ Opportunity

Fuel is Expensive

- Companies are spending significant monies on fuel with no practical way to materially reduce their operating costs.

Electric Isn't Ready

- Electric vehicles are expensive, risky and highly limited in their availability.
- Building an EV Fleet company will takes billions in investment. Companies can't make the sales without stability and can't get stability without the sales.

EchoDrive Bridges the Gap

- EchoDrive inexpensively bolts onto existing fleet vehicles with a system that delivers significant fuel cost reduction without adding additional operational or financial risks.

What is ECHODRIVE™ ?

- EchoDrive is a revolutionary cost-reduction platform for converting fleet vehicles into highly fuel-efficient plug-in hybrids (PHEV). For the first time, fleet operators have an option to significantly reduce their operating expenses with a low-risk and cost effective solution where the 'real-world' payback is targeted at 2.5 years or less.

- Echo's sales strategy and programs will enable fleet operators to reduce operational expenses from day one, and ensure that the operators are making a sound financial decision.

- EchoDrive is easily bolted onto existing vehicles and adds no new points of failure to the drivetrain, creating the first platform that adds no additional risk to fleet operations.

ECHOAUTOMOTIVE

How Does ECHODRIVE™ Work?

Propulsion
Unlike other solutions in the market, EchoDrive does not replace the existing drivetrain but rather adds energy to it.

Modular Battery Pack
EchoDrive's modular battery packs allow for the 'right-sizing' of batteries for each vehicle, ensuring just the right amount of power for each vehicle's drive-cycle, lowering cost and shortening payback even further.

Advanced Li-Ion Batteries
EchoDrive advanced Li-Ion batteries allow for high capacity in a small space. Developed and tested over several years with safety and reliability being the top engineering priority.

System Controller
EchoDrive integrates with your vehicles exisitng systems and learns how best to apply it's electrical energy to minimize the use of fossil fuel.



Plug-In Power
By leveraging grid power, EchoDrive utilizes an inexpensive and cleaner energy source stored in its battery packs. This cheap energy helps EchoDrive reduce the use of fossil fuel by 50% or more.

ECHODRIVE


ECHODRIVE

ECHOAUTOMOTIVE

Financially Driven Buyers

EchoDrive's targets immediate cost reduction while others focus on a potential reduction in TCO (total cost of ownership).



Financially Driven Purchases
Marketing & Research Driven Purchases
10M
1M
100k
10k
Low Efficiency
ECHODRIVE
High Efficiency
Hybrids
Natural Gas
Plug-In Hybrids
Electric
Fossil Fuel Vehicles (98%)
Alt-Fuel Vehicles (<1%)

Without a solution that provides near-term cost reductions, companies will only equip small portions of their fleets with a clean-tech/alt-fuel solution… paid for by marketing budgets.

ECHOAUTOMOTIVE

US Domestic Market Size

EchoDrive's target bolt-on market is hundreds of times that of new PHEV & EV vehicles.


100+ Million
US Light-Medium Trucks
11.8 Million
Fleet
6.2 Million
Class 1-5 Fleet Trucks
ECHODRIVE
Target Market
Under 2.5k
New Fleet EV
Under 5k
New Fleet PHEV

Example Fleet Type	Existing Vehicles	Market Size
Commercial	3,071,500	$30.0B+
Top 100 Truck Fleet	874,000	$8.7B+
Government	2,752,000	$27.0B+
Police	470,200	$4.7B+
Taxis	148,400	$1.5B+
Total US Light Trucks	107,000,000	$1,070B+





INTERNATIONAL, CONSUMER AND MILITARY CAN SIGNIFICANTLY EXPAND MARKET.

*Market size data from Automotive Fleet, 2012 and Pike Research 2012

ECHOAUTOMOTIVE

What makes ECHODRIVE™ Different

Shortest Financial Payback

While other solutions claim a possible ROI in 6 years or more, EchoDrive will provide an actual ROI in 24-36 months.

Low Risk to Fleet Operations

In the unlikely event of a component failure, the vehicle will simply revert to its pre-conversion operating capabilities. This eliminates the fear of unproven new technologies affecting operations.

Ability to Rapidly Scale

By leveraging mostly off-the-shelf components from industry leading automotive suppliers, EchoDrive can scale to delivering hundreds-of-thousands of kits without manufacturing risk.

Modular Battery Pack

Our proprietary modular battery pack allows fleets to deploy just the amount of batteries needed to shorten the ROI.

System Portability

EchoDrive can be transferred from one vehicle to another allowing financing companies and fleets to execute long-term agreements.

Broad Vehicle Deployment

Retrofit kits and new vehicles take significant design and regulatory approval. EchoDrive can be fitted on a broad array of vehicles with minimal modifications.

New Financing Options

Because of EchoDrive's short ROI, shared savings models and preapproved financing options there are solutions that allow most all companies to benefit from day one. In addition, PPA (Power Purchase Agreements) style agreements are now possible for the first time in the automotive world.

Reputable Install & Service

EchoDrive will be supported and installed throughout the US and internationally with top-tier partnerships.

Other companies are afraid of the CFO; we ask for them.

ECHOAUTOMOTIVE

TheECHODRIVE™ Guarantee*

Because of EchoDrive's unique capabilities and economics, Echo will be able to offer Guarantee's not seen in the industry today such as…

1. **'Net Operational Savings' Type Guarantee**
   - Customers will realize an immediate reduction in their fuel costs (including system expense) from month one or Echo offsets the difference.
2. **'No Downtime' Type Guarantee**
   - In the event of a system issue, Echo Guarantees that the vehicle will perform as it did prior to conversion.
3. **'Everyday Savings' Type Guarantee**
   - In any instance where an issue is not corrected the same day that prevents a customer from realizing the savings from EchoDrive, the customer will be compensated with the equivalent value of the savings they would have realized had the system been active.
4. **'No Hassle, No Problems' Type Guarantee**
   - Off Hours / Onsite Service included in price
   - Included 24x7 system monitoring and support
   - Additional Echo Warranty of any issue not covered by the OEM

** All Guarantee's are for customers approved by Echo and enrolled in our EchoSafe or similar Echo program and are subject to the terms and conditions of these programs. This is not a commitment of any Guarantee Program that may or may not be offered by Echo Automotive*

ECHOAUTOMOTIVE

Echo's Payback is <u>Faster</u> than Other Alternatives

Hybrid Conversion

Factory Pickup Truck



$34,000 MSRP
15 MPG
$8,512 Annual Fuel Cost

-compared with-

3rd Party Comprehensive Series Hybrid Conversion



$35,000 Conversion Cost
80 MPG *(Effective)*
$1,596 Annual Fuel Cost
$6,916 Annual Fuel Savings

61 Month ROI

ECHODRIVE™

$10,000 Target Conversion Cost
50% Fuel Efficiency Boost
$5,675 Annual Fuel Cost
$2,837 Fuel Savings

28 Month ROI

Summary:
Spend $26k more to save $4,078 per year
You would need to keep vehicle for **<u>136 months</u>** for option to make better financial sense

Factory Hybrid

Factory SUV



$39,525 MSRP
17 MPG
$7,511 Annual Fuel Cost

-compared with-

Factory Hybrid SUV



$12,075 Diff. ($51k MSRP)
21 MPG
$6,080 Annual Fuel Cost
$1,431 Annual Fuel Savings

101 Month ROI

ECHODRIVE™

$10,000 Target Conversion Cost
50% Fuel Efficiency Boost
$5,007 Annual Fuel Cost
$2,504 Fuel Savings

33 Month ROI

Summary:
Spend $3k more and <u>lose</u> $1,073 per year
This option will **<u>never</u>** make better financial sense.

All Electric

Factory Box Truck



$48,677 MSRP
13 MPG
$9,822 Annual Fuel Cost

-compared with-

OEM Electric Vehicle



$47,814 Diff. ($96,484 MSRP)
100 MPG
$1,277 Annual Fuel Cost
$8,545 Annual Fuel Savings

67 Month ROI

ECHODRIVE

$12,000 Target Conversion Cost
50% Fuel Efficiency Boost
$6,548 Annual Fuel Cost
$3,274 Fuel Savings

32 Month ROI

Summary:
Spend $36k more to save $2,912 per year
You would need to keep vehicle for **<u>150 months</u>** for option to make better financial sense

*Assumptions: Fuel $3.80 Fuel, $0.09 kWh Power, 2.8k Miles per Month, $2,800 Gov. Subsidy, $500 Lifetime Operational savings for each solution. Target Conversion Costs and effective MPG subject to change.

Fuel Price Projections

As fuel prices continue to rise, Echo's value proposition grows to the fleet operator as savings increase and ROI gets shorter.


Weekly U.S. Midgrade All Formulations Retail Gasoline Prices
Projected Gasoline Prices
Dollars per Gallon
$7.00
6.00
5.00
4.00
3.00
2.00
1.00
Historical
7.5% CAGR
1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020

Source: U.S. Energy Information Administration

ECHOAUTOMOTIVE

ECHODRIVE™ is the only 'Low-Risk' Option

Unlike other alternatives, EchoDrive does not increase operational or financial risks within a company.

	ECHODRIVE™ *	Full Electric Conversion	Plug-In Hybrid Retrofit	New Hybrid Vehicle	New Electric Vehicle
Operational Risks					
Vehicle Inoperable With Core Component Failure	No Risk	High	High	High	High
Missed Charging Cycle	No Risk	High	No Risk	No Risk	High
Parts Availability & Delays	No Risk	High	High	High	High
Battery Capability Drops Below 80% Threshold	No Risk	High	Med	Med	High
Technician Service Delays	No Risk	High	Med	Med	High
Financial Risks					
Financial savings do not overcome capital expense	No Risk	Med	High	High	Med
Savings loss during service or parts delays	No Risk	High	High	High	High
Resale Value Risks	No Risk	High	High	High	High
Financing Availability	No Risk	High	High	No Risk	Med

**When approved and enrolled in a TBD Echo Program. For details of your specific terms and conditions of such program, please review terms when available. 'No Risk' defined as no additional risk than exists in a pre-conversion vehicle.*

Bolt-On Plug-In Hybrid (PHEV)

Electric Motor
(Echo Housing w/Remy Core)



+

Power Electronics
(Semikron w/Echo Software)



+

Hybrid Controls
(Visteon w/Echo Software)



Cells
(EIG)



+

Modules
(Echo)



+

Pack
(Echo)





ECHODRIVE™

ECHOAUTOMOTIVE

ECHODRIVE™ Modular Battery Pack

- Pay for what is needed (significantly shortened ROI)
- 2.2 kWh Lithium Ion Battery Pack Modules
- Can be scaled in parallel or serial configurations
- Allows for the right sizing of range and power without paying for unused capacity
- Uses standard sized cells for battery manufacturer independence




100% Electric
One Size Fits None
Size:
48kWh
Avg. Usage:
62%
Battery Cost:
400%
EchoDrive
100 Mile
Range
24kWh
Example Vehicle
Drive Cycle A
2% Case: 80 Miles
13% Case: 60 Miles
85% Case: 50
Miles
ECHODRIVE™
Many Sizes fits All
Internal
Combustion
Engine
50 Mile
Assist
12kWh
Size:
12 kWh
Usage
Efficiency: 100%
Battery Cost:
25% of Electric

Reputable Service & Installation Network


Installer & Warranty Repair
meineke car care center
1000 Franchises
Mexico/Canada
TRANSMISSIONS AAMCO TOTAL CAR CARE
850 Franchises
Services Hybrids
DICKINSON FLEET
Mobile units
239 service locations
Truegreen




AAMCO
COMPLETE CAR CARE EXPERTS



CONFIDENTIAL

It is expected that companies such as Aamco, Dickinson Fleet and Meineke will have the capabilities to support EchoDrive equipped vehicles. Special agreements and relationships with these and other companies will be announced when formalized.

ECHOAUTOMOTIVE

Short International ROI

Higher Fuel Cost in Overseas Markets Result in Shorter EchoDrive ROI



1. Eritrea ($12.67)
2. Turkey ($12.57)
3. Netherlands ($10.62)
4. Norway ($10.57)
5. Greece ($10.22)
6. Denmark ($9.97)
7. France ($9.87)
8. Finland ($9.68)
11. United Kingdom ($9.58)
10. Monaco ($9.58)
12. Germany ($9.48)
15. Sweden ($9.33)
14. Italy ($9.33)
16. Israel ($9.23)
43. Brazil ($7.88)
68. Singapore ($7.08)
95. India ($5.74)
141. Russian Federation ($4.19)
128. United States ($3.79)
155. United Arab Emirates ($2.34)
-
10.0
20.0
30.0
40.0
50.0
60.0

**Source: WorldBank, 2012 Avg. Est. Fuel Prices converted into USD / GAL*
*** 25% Price premium added to each kit for international ROI Calculation*

State-of-Art R&D Capabilities

Advanced Chassis Dynamometer Performance and Durability







Advanced Battery Cycle Testing Performance and Durability











World-Class Team & Facilities

- **Over 150 Years of combined EV Experience from companies such as:**
  - GM
  - Bright Automotive
  - Remy
  - GMC
  - Amp
  - Shuttleworth
- **Flagship Enterprise Center (entrepreneurial incubator)**
  - Shared resources
  - Central Indiana locale is considered the "Silicon Valley" of advanced vehicle powertrain
  - Home to multiple synergistic companies and resources (e.g., Delphi, Remy, Altairnano, etc.)

